 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

____________________

Date of report (Date of earliest event reported): November 27, 2019

Amyris, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100, Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

(510) 450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMRS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported, Amyris, Inc. (the “Company”) and certain of the Company’s subsidiaries (the “Subsidiary Guarantors”) are party to an Amended and Restated Loan and Security Agreement, dated October 28, 2019 (the “LSA”), by and among the Company, the Subsidiary Guarantors and Foris Ventures, LLC (“Foris”), an entity affiliated with director John Doerr of Kleiner Perkins Caufield & Byers, a current stockholder, and an owner of greater than five percent of the Company’s outstanding common stock, par value $0.0001 per share (the “Common Stock”). The entry into and provisions of the LSA and related matters were previously reported in a Current Report on Form 8-K  filed by the Company with the Securities and Exchange Commission on November 1, 2019, and all of such disclosure is incorporated herein by reference.

On November 27, 2019, the Company borrowed an additional $10.0 million from Foris under the LSA (the “New LSA Loan”), which loan is subject to the terms and provisions of the LSA, including the security interest in substantially all of the assets of the Company and the Subsidiary Guarantors, except that the maturity date of the New LSA Loan is March 31, 2023. After giving effect to the New LSA Loan, there is $91.0 million aggregate principal amount of loans outstanding under the LSA.

Item 3.02	Unregistered Sales of Equity Securities.

In connection with the New LSA Loan described in Item 2.03 above, on November 27, 2019, the Company issued to Foris a warrant to purchase up to 1,000,000 shares of Common Stock, at an exercise price of $3.87 per share, with an exercise term of two years from issuance. The warrant (including the shares of Common Stock underlying the warrant) was issued in a private placement pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated under the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: December 2, 2019	By:	/s/ Kathleen Valiasek
Kathleen Valiasek
Chief Business Officer